UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT
PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
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☐   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material Pursuant to §240.14a-12
SOUTHERN COMMUNITY BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOUTHERN COMMUNITY BANCSHARES, INC.
525 North Jeff Davis Drive
Fayetteville, Georgia 30214
[                    ], 2008
Dear Shareholder:
     On behalf of the board of directors and management of Southern Community Bancshares, Inc. (the “Company”), I cordially invite you to attend a special meeting of shareholders to be held on [                    ], 200[     ] at [                    ] [     ].m. local time at the Company’s main office at 525 North Jeff Davis Drive, Fayetteville, Georgia 30214 for the following purposes:
1)	Approve Articles of Amendment. To approve an amendment to the Company’s articles of amendment that increases the authorized number of shares of common stock and that authorizes the Company to issue preferred stock in addition to common stock.

2)	Adjournment. To approve an adjournment of the special meeting, if necessary, to solicit additional proxies.

3)	Other Business. To transact such other or further business as may properly come before the special meeting and any adjournment or postponement thereof.
     The accompanying proxy statement includes a formal notice of the special meeting, information concerning the proposals to be voted on and other information concerning the special meeting.
     A form of proxy is enclosed, and you are urged to complete, sign and return it to the Company as soon as possible in the enclosed, postage prepaid envelope. If you attend the special meeting in person, you may revoke your proxy at that time simply by requesting the right to vote in person. Additionally, you may revoke the proxy by filing a subsequent proxy with the Company’s Secretary prior to or at the time of the special meeting.
     Your continued support of the Company is very important. I look forward to welcoming you at the meeting.
Sincerely,
David R. Coxon
President and Chief Executive Officer

SOUTHERN COMMUNITY BANCSHARES, INC.
525 North Jeff Davis Drive
Fayetteville, Georgia 30214

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [                    ], 200[     ]

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of Southern Community Bancshares, Inc., a Georgia corporation (the “Company”), will be held on [                                          ], 200[      ], at [                     ][      ].m., local time, at the Company’s main office located at 525 North Jeff Davis Drive, Fayetteville, Georgia 30214 for the following purposes:
1)	Approve Articles of Amendment. To approve an amendment to the Company’s articles of amendment that increases the authorized number of shares of common stock and that authorizes the Company to issue preferred stock in addition to common stock.

2)	Adjournment. To approve an adjournment of the special meeting, if necessary, to solicit additional proxies.

3)	Other Business. To transact such other or further business as may properly come before the Meeting and any adjournment or postponement thereof.
     The board of directors has fixed the close of business on [                    ], 2008 as the record date for determining the shareholders entitled to notice of, and to vote at, the Meeting or any adjournments thereof. A list of such shareholders will be available for inspection by shareholders at the Meeting.
     Detailed information relating to the above matters is set forth in the accompanying proxy statement dated [                    ], 2008. Whether or not you expect to attend the Meeting in person, please mark, sign, date and return the enclosed proxy card in the accompanying postage-prepaid envelope as promptly as possible. If you do attend the Meeting in person, you may, of course, withdraw your proxy should you wish to vote in person. Additionally, you may revoke the proxy by filing a subsequent proxy with the Company’s Secretary prior to or at the time of the Meeting.
By Order of the Board of Directors,
DAVID R. COXON
President and Chief Executive Officer
Fayetteville, Georgia
[                    ], 2008

SOUTHERN COMMUNITY BANCSHARES, INC.
525 North Jeff Davis Drive
Fayetteville, Georgia 30214
(770) 461-4365

PROXY STATEMENT
FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [                    ], 200[     ]

GENERAL INFORMATION
     This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of Southern Community Bancshares, Inc., a Georgia corporation (the “Company”), for use at a special meeting of shareholders (the “Meeting”) to be held at [                    ] [     ].m., local time, on [                                        ], 200[     ], at the Company’s main office at 525 North Jeff Davis Drive, Fayetteville, Georgia 30214 and at any and all adjournments or postponements thereof. This proxy statement and the enclosed proxy card are first being mailed to shareholders on or about [                    ], 2008.
     A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy card, by delivering written notice of the revocation of the proxy to the Company prior to the Meeting, or by attending and voting at the Meeting. Attendance at the Meeting, by itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the shareholder’s directions if the proxy is duly executed and returned prior to the Meeting. If the enclosed proxy is duly executed and returned prior to the Meeting but no directions are specified, the shares will be voted “FOR” the approval of the proposed articles of amendment, “FOR” the approval of an adjournment of the Meeting, if necessary, to solicit additional proxies, and in accordance with the discretion of the named proxies on any other matters properly brought before the Meeting. Any written notice revoking a proxy should be sent to: Southern Community Bancshares, Inc., 525 North Jeff Davis Drive, Fayetteville, Georgia 30214, Attention: Corporate Secretary.
     The expense of preparing, printing and mailing this proxy statement and soliciting the proxies sought hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, who will not receive additional compensation therefor, in person, or by telephone, facsimile transmission or other electronic means. The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of the Company’s common stock, no par value (the “Common Stock”), as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.
     The board of directors of the Company has fixed the close of business on [                    ], 2008, as the record date (“Record Date”) for determination of the Company’s shareholders entitled to notice of and to vote at the Meeting. At the close of business on such date, there were [                    ] shares of Common Stock outstanding and held by approximately [                    ] shareholders of record. Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Meeting for each share of Common Stock held of record at the close of business on the Record Date.
BACKGROUND OF THE SPECIAL MEETING
     Effective October 6, 2008, Southern Community Bank (the “Bank”), a wholly-owned subsidiary of the Company, entered into a Stipulation and Consent Agreement with the Federal Deposit Insurance Corporation (the

“FDIC”) and the Georgia Department of Banking and Finance (the “Department”) agreeing to the issuance of a cease and desist order (the “Order”). The Order stems from the findings of a regulatory examination of the Bank conducted by the FDIC based on the Bank’s condition as of December 31, 2007. The Order does not affect the Bank’s ability to continue to conduct its banking business with customers in a normal fashion. Banking products and services, hours of business, internet banking, and ATM usage are unaffected, and the Bank’s deposits remain insured to the highest limits set by the FDIC.
     Among other things, the Order addresses the adequacy of the Bank’s board of directors’ supervision of the Bank, the Bank’s management team and the Bank’s equity capital and reserves in relation to the volume and quality of assets held, as well as the Bank’s excessive level of adversely classified items, the inadequacy of the allowance for loan and lease losses, deficiencies in the Bank’s loan underwriting and administration practices, the Bank’s operating losses, and alleged violations of certain laws, regulations, and/or statements of policy.
     The Order requires the Bank to implement a number of actions, such as: increasing the participation of the Bank’s board of directors in the affairs of the Bank; commissioning a written assessment of the Bank’s management and staffing needs; and retaining qualified management. In addition, the Bank must reach and maintain a Tier 1 capital level equal to or exceeding 8% of the Bank’s total assets; adopt a plan to meet and maintain the minimum risk-based capital requirements for a “well capitalized” bank; eliminate or substantially reduce certain problem assets within established timeframes; restrict additional credit to borrowers that have or have had problem loans at the Bank; implement plans to correct loan underwriting, loan administration, and loan portfolio management weaknesses; adopt an effective loan review and loan grading system; implement a plan for reducing concentrations of credit; maintain an adequate allowance for loan losses; formulate a plan to improve the Bank’s earnings; prepare a three-year strategic plan; take steps to eliminate or correct all apparent violations of law; revise and implement a liquidity and funds management policy; and implement an asset/liability management policy that establishes an acceptable range for the Bank’s net noncore funding dependency ratio.
     Since the time of the exam the Bank has undertaken a number of initiatives designed to address the weaknesses identified during the exam. Most notably, the Bank increased its Tier 1 capital by $2 million on September 25, 2008. This capital was injected from the Company, which sold 500,000 shares of its common stock to a group of directors at a per share price of $4.00. The shares were sold in a private placement transaction that was exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) or the Act and Rule 506 promulgated thereunder. Other measures that have been initiated by the Bank include:
•	Hiring David R. Coxon, a veteran banking executive with over 30 years experience in the industry, to serve as the Bank’s President and CEO;

•	Appointing a special assets committee comprised of independent directors charged with the responsibility of monitoring and disposing of the Bank’s other real estate;

•	Strengthening the Bank’s lending activities with particular emphasis on direct and indirect borrowing concentrations and monitoring individual lender/borrower relationships;

•	Engaging an outside regulatory consultant to assist the Bank in connection with the development of a strategic plan and with the Bank’s overall compliance with the Order;

•	Developing a liquidity and funds management plan to address anticipated funding needs;

•	Developing a comprehensive policy for managing potential loan loss liability and enhancing the Bank’s loan loss reserve;

•	Increasing internal controls over loan portfolio review; and

•	Establishing a communications policy and procedure for reporting progress in all areas to the FDIC and the Department.

     To achieve and maintain compliance with the Order, however, the Company will need to raise additional capital that can be injected into the Bank. Recognizing that financial institutions have generally experienced difficulty raising capital during the current weak economic environment, the Company’s board of directors concluded that the Company should expand its available alternatives by amending the articles of incorporation to authorize the issuance of preferred stock. Given the drop in the Company’s stock price over the last two years, the board also felt that the Company should increase the number of authorized common shares because the available number of authorized but unissued shares may, depending on the price of the Company’s stock, be insufficient to raise the level of capital needed to comply with the Order or to otherwise implement the Company’s strategic plans. Additional reasons for and the general effects of the proposed amendment are set forth in more detail in the following section.
PROPOSAL NO. 1
APPROVAL OF ARTICLES OF AMENDMENT
General
     The Company’s board of directors has unanimously approved and recommended that the shareholders adopt an amendment to the Company’s articles of incorporation to increase the number of authorized shares of common stock from 10,000,000 to 75,000,000. The proposed amendment would also authorize the issuance of up to 25,000,000 shares of preferred stock with such rights and preferences as the board may determine. The board of directors believes that authorizing the board to issue additional shares of Common Stock and to issue shares of preferred stock will provide greater flexibility and enable the Company to raise capital and accomplish other corporate objectives in response to market conditions or growth opportunities as and when they become available.
     Currently, the Company is not authorized to issue preferred stock. If the amendment is adopted by the shareholders of the Company, the shares of preferred stock will be available for issuance from time to time for such purposes and consideration as the board may approve. No further vote of the shareholders of the Company will be required, except as provided under Georgia law. The board of directors believes that it is advisable to increase the Company’s authorized capital to include a class of preferred stock in order to increase the Company’s flexibility to engage in preferred stock financings that the board of directors believes are favorable to the Company and its shareholders. This flexibility, in the board’s view, is particularly important to the Company at this point in time given the difficult capital raising environment and the need to raise capital to comply with the provisions of the Order described under “Background of the Special Meeting”.
     Neither the additional shares of Common Stock nor the preferred shares are subject to preemptive rights. The Company’s preferred stock may have such terms, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and other rights, preferences and limitations, as determined by the board in its sole discretion. The board would have the sole authority to issue such shares of preferred stock to whomever and for whatever purposes it may deem appropriate.
Potential Effects of the Proposed Amendment
     In deciding whether to issue shares of common or preferred stock, the board of directors will carefully consider the terms of such capital stock and the effect of the issuance on the operating results of the Company and its existing shareholders. With the exception of stock dividends, issuances of common stock or one or more series of preferred stock may result in dilution to the investments of existing shareholders. In addition, issuances of preferred stock could be used to discourage or make it more difficult for a person to acquire control of the Company or remove management. The board of directors, however, did not propose this amendment for the purpose of discouraging mergers or changes in control of the Company. Although the board of directors is currently exploring various alternatives to raise capital, it has no present arrangement with respect to the issuance of preferred stock. Any securities may not be offered or sold by the Company in the United States absent registration or an applicable exemption from registration. None of our directors or executive officers has any financial or other personal interest in the proposal to amend the Company’s articles of incorporation.
     The text of the proposed articles of amendment is set forth in Appendix A attached hereto. Shareholders are urged to read Appendix A carefully.

     The Company’s board of directors unanimously recommends that you vote “FOR” the proposal to amend the Company’s articles of incorporation.
PROPOSAL NO. 2
ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY
     If the number of shares of existing Common Stock voting in favor of Proposal No. 1 at the Meeting is greater than the number of shares voted against Proposal No. 1 but is less than the absolute majority of all outstanding shares required to approve Proposal No. 1 under Georgia law, management intends to move to adjourn the Meeting in order to enable it to solicit additional proxies in favor of Proposal No. 1. In that event, management will ask our shareholders to vote only upon the adjournment proposal and not upon Proposal No. 1.
     In the adjournment proposal, we are asking our shareholders to authorize the holder of any proxy solicited by the Company’s board of directors to vote in favor of granting management the discretionary authority to adjourn the Meeting, and any later adjournments of the Meeting, to a date or dates not later than [                    ], to enable our management to solicit additional proxies in favor of Proposal No. 1. If our shareholders approve the adjournment proposal, management could adjourn the Meeting and any adjourned session of the Meeting to a date or dates not later than [                    ] and use the additional time to solicit additional proxies in favor of Proposal No. 1, including the solicitation of proxies from shareholders that have previously voted against Proposal No. 1.
     The Company’s board of directors believes that if the number of shares of our existing Common Stock voting in favor of Proposal No. 1 is greater than the number of shares voted against but is less than the absolute majority of all outstanding shares required, it is in the best interests of the shareholders to enable management, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of Proposal No. 1 to approve it.
     The Company’s board of directors unanimously recommends that shareholders vote “FOR” the proposal to grant management the discretionary authority to adjourn the Meeting to a date or dates not later than [                    ].
OTHER MATTERS
     The Company’s board of directors knows of no other matters to be brought before the Meeting, including any adjournment of it, that has not been discussed in this proxy statement. Section 14-2-702(d) of the Georgia Business Corporation Code provides that only business within the purpose or purposes described in the meeting notice may be conducted at a special shareholders’ meeting. If any other matters are properly brought before the Meeting, it is the intention of the named proxies in the accompanying proxy to vote in accordance with their judgment on such matters.
VOTING REQUIREMENTS
     Under law and pursuant to the bylaws of the Company, the presence, in person or by proxy, of the holders of more than 50% of the issued and outstanding Common Stock entitled to vote is necessary to constitute a quorum for purposes of shareholder action. For these purposes, shares which are present or represented by proxy at the Meeting will be counted in determining whether a quorum has been constituted, regardless of whether the holder of the shares or the proxy abstains from voting on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority.
     With regard to both Proposal No. 1 and Proposal No. 2, votes may be cast for or against the matter, or shareholders may abstain from voting on the matter. Approval of Proposal No. 1 requires the affirmative vote of at least a majority of the Company’s issued and outstanding shares of Common Stock. Approval of Proposal No. 2 requires the affirmative vote of at least a majority of the votes cast at the Meeting.
     If no directions are specified in any duly signed and dated proxy card received by the Company, the shares represented by that proxy card will be counted as present for quorum purposes and will be voted by the named proxies FOR the approval of the proposed articles of amendment, FOR the approval of an adjournment of the Meeting, if necessary, to solicit additional proxies, and in accordance with the discretion of the named proxies on other matters properly brought before the Meeting.
OUTSTANDING VOTING SECURITIES OF THE COMPANY
AND PRINCIPAL HOLDERS THEREOF
     The following table sets forth certain information regarding the Company’s Common Stock owned, as of [                    ], 2008, by:
•	each director of the Company;

•	each “named executive officer” of the Company, as that term is defined in Item 402(m)(2) of the SEC’s Regulation S-K; and

•	all the Company’s directors and named executive officers as a group.
     Management is not aware of any person who beneficially owns 5% or more of the Company’s Common Stock other than the six directors identified in the following table as beneficially owning in excess of 5%. The address for each such director is c/o Southern Community Bancshares, Inc., 525 North Jeff Davis Drive, Fayetteville, GA 30214.
     Except as otherwise indicated, the persons named in the table below have sole voting and investment powers with respect to all shares shown as beneficially owned by them. The information shown below is based upon information furnished by the named persons and based upon “beneficial ownership” concepts set forth in rules issued under the Securities Exchange Act of 1934. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose or to direct the disposition of the security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. More than one person may be deemed to be a beneficial owner of the same securities. Under applicable SEC rules, the number of outstanding shares of Common Stock used in the computation of the “Percent of Class” includes currently exercisable stock options owned by the shareholder.

	Number of Shares
Name of Beneficial Owner	Beneficially Owned		Percent of Common Stock
David R. Coxon(1)	15,000	(2)	0.5%
Gary D. McGaha(3)	0		0%
Fred L. Faulkner	39,797	(4)	1.3%
Leslye L. Grindle(5)	2,450		0.1%
James S. Cameron	156,764	(6)	5.0%
George R. Davis, Sr.	140,633	(6)	4.5%
Robert B. Dixon, Jr.	194,575	(6)(7)	6.3%
Richard J. Dumas	304,238	(8)	9.8%
William Wayne Leslie	174,060	(6)(9)	5.6%
Jackie L. Mask	112,306	(6)	3.6%
Thomas D. Reese	229,249	(6)	7.4%
William M. Strain	163,784	(6)	5.3%
All directors and named executive officers (12 persons)	1,532,856	(10)	47.1%

(1)	Mr. Coxon was appointed President and CEO of the Company effective August 14, 2008.

(2)	Consists entirely of shares that may be obtained through the exercise of vested incentive stock options.

(3)	Mr. McGaha resigned as the Company’s President and CEO effective June 30, 2008 and resigned as a director of the Company and its bank subsidiary effective August 15, 2008.

(4)	Includes 17,777 shares that may be obtained through the exercise of vested incentive stock options and 21,965 shares of the Company’s Common Stock held by Mr. Faulkner’s wife. Mr. Faulkner disclaims ownership of the shares held by his wife.

(5)	Ms. Grindle served as the Company’s Chief Financial Officer through October 15, 2008.

(6)	Includes 17,777 shares that may be obtained through the exercise of vested options.

(7)	Includes 65,109 shares of the Company’s Common Stock held in the name of Chris Dixon & Associates, Inc. Profit Sharing Plan, and 8,049 shares held in an IRA account by Mr. Dixon’s wife. Mr. Dixon disclaims beneficial ownership of shares held by his wife.

(8)	Includes 41,156 shares of the Company’s Common Stock held in the name of J&R Closing, Inc. Profit Sharing Plan.

(9)	Includes 10,665 shares of the Company’s Common Stock held in the name of Leslie Contracting, Inc.

(10)	Includes 157,216 shares that may be obtained through the exercise of vested options.

Changes in Control. There are no arrangements that may result in a change of control of the Company.

SHAREHOLDER PROPOSALS
     Any shareholder proposal intended to be presented at the 2009 annual meeting of shareholders and to be included in the Company’s proxy statement and form of proxy relating to such meeting must be received by the Company within a reasonable time before the Company sends its proxy materials for the 2009 annual meeting of shareholders. Any such proposal must comply in all respects with the rules and regulations of the SEC.
     For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the Company’s 2009 annual meeting of shareholders, management will be able to vote proxies in its discretion if the Company: (i) receives notice of the proposal within a reasonable time before the Company sends its proxy materials for the 2009 annual meeting of shareholders, and advises shareholders in the 2009 proxy statement about the nature of the matter and how management intends to vote on such matter; or (ii) does not receive notice of the proposal within a reasonable time before the Company sends its proxy materials for the 2009 annual meeting of shareholders. Notices of intention to present proposals at the 2009 Annual Meeting should be addressed to Southern Community Bancshares, 525 North Jeff Davis Drive, Fayetteville, Georgia, 30214, Attention: Corporate Secretary.
AVAILABLE INFORMATION
     The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, is required to file reports, proxy statements and other information with the SEC. Shareholders may inspect and copy such reports, proxy statements and other information at the Company’s principal executive offices located at 525 North Jeff Davis Drive, Fayetteville, Georgia 30214.
By Order of the Board of Directors
President and Chief Executive Officer
Fayetteville, Georgia
[                    ], 2008

APPENDIX A
ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
SOUTHERN COMMUNITY BANCSHARES, INC.
SECTION 1.
     The name of the corporation is Southern Community Bancshares, Inc. (the “Corporation”).
SECTION 2.
     The Articles of Incorporation of the Corporation shall be amended by deleting Article 4 in its entirety and substituting in lieu thereof a new Article 4 which reads as follows:
     “The Corporation shall have authority to issue 100,000,000 shares of capital stock, which shall be divided into classes and shall have the following designations, preferences, limitations and relative rights:
     A. Common Stock. One class shall consist of 75,000,000 shares of common stock, no par value per share, designated “Common Stock”. The holders of Common Stock shall be entitled to elect the members of the board of directors of the Corporation, and such holders shall be entitled to vote as a class on all matters required or permitted to be submitted to the shareholders of the Corporation.
     B. Preferred Stock. One class shall consist of 25,000,000 shares of preferred stock, no par value per share, designated “Preferred Stock”. To the fullest extent provided by Section 14-2-602 of the Georgia Business Corporation Code (and any successor provision thereof), the Board of Directors of the Corporation shall be empowered, without shareholder action, to divide any and all shares of the Preferred Stock into series and to fix and determine the relative rights and preferences of the shares of any series so established. Before any shares of Preferred Stock of any particular series shall be issued, the Board of Directors of the Corporation shall fix and determine, and is hereby expressly empowered to fix and determine, in the manner provided by law, the following provisions of the shares of such series: (i) the distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors of the Corporation in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors of the Corporation; (ii) the annual rate of dividends payable on shares of such series, whether dividends shall be cumulative and conditions upon which and the date when such dividends shall be accumulated on all shares of such series issued prior to the record date for the first dividend of such series; (iii) the time or times, if any, when the price or prices at which shares of such series shall be redeemable at the option of the holder or of the Corporation and the sinking fund provisions, if any, for the purchase or redemption of such shares; (iv) the amount payable on shares of such series in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, including whether all or a portion is paid before any amount is paid on Common Stock; (v) the rights, if any, of the holders of shares of such series to convert such shares into, or exchange such shares for, shares of Common Stock or shares of any other series of Preferred Stock and the terms and conditions of such conversion or exchange; (vi) whether the shares of such series have voting rights and the extent of such voting rights, if any, and (vii) all other preferences, limitations and relative rights.
     The Board of Directors of the Corporation shall have the power to reclassify any unissued shares of any series of Preferred Stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, including but not limited to, but subject to the limitations described in, the above provisions.

     Any action by the Board of Directors of the Corporation in authorizing the issuance of Preferred Stock and fixing and determining the provisions thereof is hereby ratified and approved.”
SECTION 3.
     All other provisions of the Articles of Incorporation shall remain in full force and effect.
SECTION 4.
     This amendment was approved by the Corporation’s shareholders on [                    ], 2008 in accordance with Section 14-2-1003 of the Georgia Business Corporation Code.
[Signature page follows]

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed and attested by its duly authorized officers as of the                      day of                                         , 2008.

SOUTHERN COMMUNITY BANCSHARES, INC.

By:

Name:

Title:

     [CORPORATE SEAL]

ATTEST:

[                    ], Secretary

SOUTHERN COMMUNITY BANCSHARES, INC.
PROXY
SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER [     ], 2008
     The undersigned shareholder of Southern Community Bancshares, Inc. (the “Company”) hereby appoints David R. Coxon and Thomas D. Reese and each of them as proxies, with full power of substitution acting by either of them if only one of them be present and acting, to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders (the “Meeting”) to be held at the main office of the Company at 525 North Jeff Davis Drive, Fayetteville, Georgia, on [                    ], December [     ], 2008, and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Special Meeting and the Proxy Statement relating to the meeting, receipt of which is hereby acknowledged.
THE BOARD OF DIRECTORS HEREBY RECOMMENDS
A VOTE FOR THE PROPOSALS

PROPOSAL ONE:		Approval of an Amendment to the Company’s Articles of Incorporation to Increase the Number of Authorized Common Shares and to Authorize Preferred Stock.

	☐	For ☐ Against ☐ Abstain

PROPOSAL TWO:		Approval of an Adjournment of the Special Meeting, if necessary, to Solicit Additional Proxies.

	☐	For ☐ Against ☐ Abstain
This proxy will be voted as directed, but if direction to the contrary is not indicated, it will be voted FOR the Proposals.
Discretionary authority is hereby conferred as to all other matters which may come before the Meeting.

Signature(s) of Shareholder(s)	Dated: , 2008
(Be sure to date
your Proxy)

Print Name(s) of Shareholder(s)
If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, guardian or custodian, please indicate the capacity in which you are acting.
Please mark, date and sign this Proxy, and return it in the enclosed, return-addressed envelope. No postage is necessary.